SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     May 24, 2000
                                                      ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


            Delaware                   0-28815                   06-1241321
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)     (IRS  Employer
of Incorporation)                                            Identification No.)


13 North Street, Litchfield, Connecticut                      06759
----------------------------------------                   ----------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (860) 567-8752
                                                     ----------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5.  Other Events.
         -------------

  A.    Annual Meeting of Shareholders of First Litchfield Financial Corporation
        ------------------------------------------------------------------------

        The Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") was held on Wednesday, May 24, 2000. Shareholders voted on the election of directors.

        The vote for re-electing each of the four (4) Directors listed below to serve for a term of three years is as follows:

                                                                 Withholding
                                                  For             Authority

John H. Field        Number of Shares:        1,215,728            6,456
                                           ------------------     -------
                     Percentage of
                     Shares Voted:                99.47%             .53%
                                           ------------------     -------
                     Percentage of Shares
                     Entitled to Vote:            80.25%             .43%
                                           ------------------     -------

                                                                 Withholding
                                                  For             Authority

Perley H.            Number of Shares:        1,216,158            6,026
Grimes, Jr.                                ------------------     -------
                     Percentage of
                     Shares Voted:                99.51%             .49%
                                           ------------------     -------
                     Percentage of Shares
                     Entitled to Vote:            80.28%             .40%
                                           ------------------     -------

                                                                 Withholding
                                                  For             Authority

Thomas               Number of Shares:        1,216,684            5,500
A. Kendall                                 ------------------     -------
                     Percentage of
                     Shares Voted:                99.55%             .45%
                                           ------------------     -------
                     Percentage of Shares
                     Entitled to Vote:            80.31%             .36%
                                           ------------------     -------

                                                                 Withholding
                                                  For             Authority

Charles E. Orr       Number of Shares:        1,194,232            27,952
                                           ------------------     --------
                     Percentage of
                     Shares Voted:                97.71%             2.29%
                                           ------------------     --------
                     Percentage of Shares
                     Entitled to Vote:            78.83%             1.85%
                                           ------------------     --------

B.   Dividend.
     ---------

     The Board of Directors of the Company declared a $0.10 per share quarterly cash dividend at their May 25, 2000 Board Meeting.

     The quarterly cash dividend will be paid on July 25, 2000 to stockholders of record as of June 23, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Dated:  May 31, 2000        FIRST LITCHFIELD FINANCIAL CORPORATION



                            By    /s/ Jerome J. Whalen
                                  -------------------------------------
                                  Jerome J. Whalen
                                  President and Chief Executive Officer